ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

-Government STIF Portfolio

Supplement dated February 6, 2013 to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”) dated August 30, 2012 of AllianceBernstein Fixed-Income Shares, Inc. offering shares of Government STIF Portfolio (the “Portfolio”).

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The following replaces the second sentence and adds thereafter the following information under “How the Portfolio Values Its Shares” of the Prospectus:

The NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1)	The Federal Reserve system is open;

2)	The primary trading markets for the Portfolio’s portfolio instruments are open; and

3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

The following replaces the first sentence and adds thereafter the following information under “Daily Dividends — Determination of Net Asset Value” of the SAI:

The NAV of the shares of the Portfolio is determined at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and on such other days as the Directors deem appropriate or necessary in order to comply with Rule 22c-1 of the 1940 Act. Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the Exchange is closed; however, the Portfolio may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Portfolio) and calculating the NAV even on days that the Exchange is closed in the following circumstances:

1)	The Federal Reserve system is open;

2)	The primary trading markets for the Portfolio’s portfolio instruments are open; and

3)	The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the Portfolio closes for business on that day.

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This Supplement should be read in conjunction with the Prospectus and SAI for the Portfolio.

You should retain this Supplement with your Prospectus and SAI for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SUP-0110-0213